General Information	6 Months Ended
Jun. 30, 2024
Organization, Consolidation and Presentation of Financial Statements [Abstract]
General Information	General Information
Himalaya Shipping Ltd. was incorporated in Bermuda on March 17, 2021. We are listed on the New York Stock Exchange under the ticker HSHP and the Euronext Expand, operated by the Oslo Stock Exchange, under the ticker HSHP. Himalaya Shipping Ltd. was founded for the purpose of owning high-quality Newcastlemax dry bulk vessels, each with capacity in the range of 210,000 dead weight tonnes (“dwt”) which are equipped with the latest generation dual fuel LNG technology. As of June 30, 2024, we have a total of twelve vessels in operation. The Company has entered into sale and leaseback financing arrangements for its vessels which are described in Note 13.

As used herein, and unless otherwise required by the context, the term “Himalaya Shipping” refers to Himalaya Shipping Ltd. and the terms “Company”, “we”, “Group”, “our” and words of similar import refer to Himalaya Shipping and its consolidated companies. The use herein of such terms as “group”, “organization”, “we”, “us”, “our” and “its” or references to specific entities, is not intended to be a precise description of corporate relationships.

Going Concern

The unaudited consolidated financial statements have been prepared on a going concern basis.

As of June 30, 2024, the Company has cash and cash equivalents of $21.9 million. In addition, the Company has $10.0 million available to drawdown under the Drew revolving credit facility.
We believe that we will have sufficient resources to satisfy our obligations in the ordinary course of business for the 12-month period from the date these Unaudited Consolidated Financial Statements were issued. We have performed stress testing with respect to our forecasted cash positions under various scenarios, and accordingly we believe we will meet our obligations as and when they fall due.